Supplementary Balance Sheet Information - Accumulated Other Comprehensive Income (Loss) (Detail) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Accumulated Other Comprehensive Income Loss [Line Items]
Accumulated gain (loss) in respect of derivative instruments designated for cash flows hedge, net of tax	$ 628	$ (600)	$ 581
Accumulated currency translation adjustment	(860)	(860)	873
Accumulated other comprehensive income (loss), net	$ 628	$ (1,460)	$ 1,454